UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 23, 2005

TEXAS REGIONAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 North 10th Street, 11th Floor
McAllen, TX	78502-5910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (956) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 23, 2005, Janie S. Moran resigned as the Controller and Assistant Secretary of Texas Regional Bancshares, Inc. (the “Company”).  Ms. Moran also resigned as an officer of the Company’s principal subsidiary, Texas State Bank. Ms. Moran indicated in her letter of resignation that she intended to take this time to evaluate her personal and professional goals.

Until a replacement is selected, John A. Martin, the Company’s Chief Financial Officer, will assume the additional duties of the Principal Accounting Officer for the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

August 26, 2005	/s/ G. E. Roney
Glen E. Roney
Chairman of the Board, President
& Chief Executive Officer